THE MP 63 FUND





                                                                  --------------
                                                                   Annual Report
                                                               February 28, 2001

Dear Fellow Shareholders,

         Our second fiscal year (March 1, 2000 to February 28, 2001) reaffirmed our confidence in the high-quality industry leaders that make up both our fund and the MP 63 Index. The Net Asset Value (NAV), which ended last year at $8.81 per share, closed at $9.90 on February 28, a gain of 12.37%. We also paid a dividend of 7.73(cent) per share in December, so the total return was 13.25%. If you paid tax on the dividend at a 28% rate, the return would only be reduced to 13.00%, so the fund had a "tax efficiency" of 98.1%, meaning that shareholders got to keep nearly all the gains. This measure of "real aftertax returns" has taken on added significance, since mutual funds will now be required to disclose the impact of taxation on stated returns. Our fund, of course, is specifically designed as a long-term vehicle, so shareholders won't suffer from the frequent trading tendencies of an "active" manager.

         Although the returns mentioned above may not seem overly impressive at first glance, it's important to note that they came during a period when a market slide was taking place, especially on the NASDAQ, where the Composite average reflected the "collapse of the dot-coms" by falling 54.20% during the same period. The Standard & Poor's 500 Index lost 9.3% during our fiscal year, while the Dow Jones Industrial Average managed a gain of 3.6%. So, while our first year was marked by a run-away NASDAQ market that left traditional "old economy" stocks far behind, our second year marked a strong comeback in those solid, dividend-paying stocks and a frightening dive by the overvalued tech stocks. But even tech stocks have their "blue chips," and we own some of the best: Corning, Hewlett-Packard, Intel, and Scientific-Atlanta. Although they've lost some value, we have confidence that they'll prosper in the future.

         The excellent performance of our fund in fiscal year number two is a real testament to the importance of diversification. It was the "boring" old traditional stocks that shined brightly during 2000 and early 2001. One of the biggest successes was Philip Morris, everyone's favorite target, which rose from a low of about $19 to trade once again near the $50 mark. Even after its rise, the stock pays a hefty dividend of about 4.5%. Another success story is a combination of old and new. Paychex, which provides good old-fashioned service...using modern technology...has become our largest holding-thanks to a steady climb in its stock price. Although we suspect that Intel may regain that distinction once its stock recovers, it's apparent that Paychex has a winning formula for the long term. As we begin our third fiscal year, we're more confident than ever that our steady approach of accumulating shares in top companies will result in excellent growth. The growing dividends will compound while share prices, given time, will rise at a steady pace. Short-term volatility has simply given us the opportunity to acquire shares more cheaply.

         As you may recall, we began the last fiscal year by disposing of several companies that were being acquired, had been spun off, or otherwise fell short of our requirements. This allowed us to begin incorporating newer components, including Corning, Hewlett-Packard, Medtronic, and Scientific-Atlanta. Despite the high-tech nature of these firms, we were not dragged down by the sell-off in NASDAQ stocks. Instead, we managed to gradually acquire our stakes in these companies. Since then, we have replaced two companies, and believe the fund will benefit as a result. Texaco, which is being acquired by Chevron, was replaced by BP Amoco, an investor-friendly company with a global presence. Flowers Industries, which sold its stake in Keebler, was replaced by General Electric, the premier conglomerate and a leader in all of its industry segments, which include electronics, finance, jet engines, and consumer appliances. We don't anticipate any other changes at this time.

         As this is being written (in late April), the markets are coming back from a sell-off in March and early April. There is much talk of continued weakness in many stocks, simply because economic conditions are expected to have resulted in lower quarterly earnings. But if that does, indeed, continue for much of 2001, then it will be a continued opportunity to acquire more shares of our component companies at reasonable prices. Such short-term concerns can always be turned to the advantage of the long-term investor, as long as he or she exercises the proper patience. We hope that you'll continue to join us in building a steady stake in the fund through periodic investments. Remember that you can engage in dollar-cost averaging simply by signing up for automatic monthly investments of as little as $50. We'll keep you posted on future developments at our web site (www.mp63fund.com) and in The Moneypaper. We look forward to another prosperous fiscal year ahead.

Sincerely,

/S/ DAVID FISH                  /S/ VITA NELSON
--------------                  ----------------

[GRAPH OMITTED]


                              THE MP 63 FUND, INC.
           Total return for the year ended February 28, 2001: 13.25%


                        MP 63                           S&P 500
                        -----                           -------

        2/29/00         $ 8,863.99                      $11,034.38
        3/31/00           9,779.57                       12,101.62
        4/30/00           9,749,39                       11,728.94
        5/31/00           9,880.18                       11,471.90
        6/30/00           9,860.06                       11,746.46
        7/31/00           9,980.80                       11,552.90
        8/31/00          10,403.37                       12,255.86
        9/30/00          10,262.51                       11,600.38
       10/31/00          10,614.66                       11,542.97
       11/30/00          10,282.64                       10,618.74
       12/31/00          10,495.43                       10,661.78
        1/31/01          10,515.71                       11,031.07
        2/28/01          10,039.10                       10,013.00





                              THE MP 63 FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               February 28, 2001

    SHARES                                                          MARKET VALUE
    ------                                                          ------------
                  COMMON STOCKS 98.89%
                  ADVERTISING - 1.75%
      7,062       Interpublic Group of Companies ............        $   265,531
                                                                     -----------
                  APPAREL - 1.27%
      5,369       VF Corporation ............................            193,767
                                                                     -----------
                  AUTOMOTIVE MANUFACTURING - 3.38%
     11,843       Harley-Davidson, Inc. .....................            513,394
                                                                     -----------
                  AUTOMOTIVE PARTS - 1.12%
      6,337       Genuine Parts Co. .........................            170,846
                                                                     -----------
                  BANKING - 7.21%
      4,603       Bank One Corporation ......................            162,348
      8,954       BB&T Corporation ..........................            323,508
      8,954       Fleet Boston Financial Corporation ........            369,353
      8,842       National City Corporation .................            240,502
                                                                     -----------
                                                                       1,095,711
                                                                     -----------
                  BEVERAGES - 1.41%
      4,042       Coca-Cola Corporation .....................            214,347
                                                                     -----------
                  CHEMICALS - 3.69%
      4,735       DuPont (E.I.) de Nemours & Company ........            206,873
      8,968       Engelhard, Inc. ...........................            214,604
     15,074       RPM, Inc. .................................            138,982
                                                                     -----------
                                                                         560,459
                                                                     -----------
                  COMMUNICATIONS EQUIPMENT - 0.73%
      4,090       Corning, Inc. .............................            110,839
                                                                     -----------
                  COMPUTER EQUIPMENT - 4.81%
      4,066       Hewlett-Packard Company ...................            117,304
     15,461       Intel Corporation .........................            441,605
      3,681       Scientific-Atlanta, Inc. ..................            172,639
                                                                     -----------
                                                                         731,548
                                                                     -----------
                  CONSUMER PRODUCTS - 4.16%
      7,198       Avon Products, Inc. .......................            305,627
      3,359       Johnson & Johnson .........................            326,932
                                                                     -----------
                                                                         632,559
                                                                     -----------
                  DIVERSIFIED MANUFACTURING - 1.28%
      4,183       General Electric Co. ......................            194,510
                                                                     -----------
                  DRUGS - 3.88%
      5,863       Abbott Laboratories .......................            287,228
      7,521       Schering-Plough Corporation ...............            302,720
                                                                     -----------
                                                                         589,948
                                                                     -----------


    SHARES                                                          MARKET VALUE
    ------                                                          ------------

                  FINANCIAL - 8.24%
      6,680       Franklin Resources, Inc. ..................        $   278,823
      3,633       H&R Block, Inc. ...........................            179,107
     19,905       Paychex, Inc. .............................            794,956
                                                                     -----------
                                                                       1,252,886
                                                                     -----------
                  FOOD - 5.32%
      8,359       Conagra, Inc. .............................            164,505
     10,596       Hormel Foods Corporation ..................            227,814
      8,670       Sara Lee Corporation ......................            188,052
      2,458       Wrigley Company ...........................            228,889
                                                                     -----------
                                                                         809,260
                                                                     -----------
                  INSURANCE - 4.69%
      7,290       AFLAC, Inc. ...............................            438,566
      5,937       St. Paul Companies ........................            274,824
                                                                     -----------
                                                                         713,390
                                                                     -----------
                  MACHINERY - 1.26%
      4,432       Ingersoll-Rand Company ....................            192,127
                                                                     -----------
                  MANUFACTURING - 10.45%
     15,397       Clayton Homes, Inc. .......................            196,312
      4,396       Illinois Tool Works, Inc. .................            266,177
      2,412       Minnesota Mining &
                  Manufacturing Company .....................            271,953
      6,131       Newell Rubbermaid, Inc. ...................            161,306
      4,063       TRW, Inc. .................................            158,620
      9,767       Tyco International Ltd. ...................            533,768
                                                                     -----------
                                                                       1,588,136
                                                                     -----------
                  MEDICAL INSTRUMENTS - 1.59%
      4,717       Medtronic, Inc. ...........................            241,416
                                                                     -----------
                  METALS - 1.08%
      3,566       Phelps Dodge Corporation ..................            164,036
                                                                     -----------
                  OFFICE EQUIPMENT - 2.38%
      7,002       Diebold, Inc. .............................            194,306
      4,941       Pitney Bowes, Inc. ........................            168,241
                                                                     -----------
                                                                         362,547
                                                                     -----------
                  OIL & Gas - 3.25%
      4,604       BP Amoco PLC ..............................            228,358
      3,287       ExxonMobil Corporation ....................            266,412
                                                                     -----------
                                                                         494,770
                                                                     -----------


                       See notes to financial statements.



                                      -4-



                              THE MP 63 FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                February 28, 2001

    SHARES                                                          MARKET VALUE
    ------                                                          ------------

                  PAPER & Lumber - 1.04%
      4,208       International Paper Company ...............        $   158,473
                                                                     -----------
                  PERSONNEL - 1.01%
     14,261       Servicemaster Company .....................            153,021
                                                                     -----------
                  PUBLISHING - 1.51%
      3,482       Gannett Company, Inc. .....................            230,299
                                                                     -----------
                  RENTAL & Leasing Services - 0.97%
      7,183       Ryder System Inc. .........................            147,323
                                                                     -----------
                  RESTAURANT - 1.12%
      6,911       Wendys International ......................            171,047
                                                                     -----------
                  RETAIL-APPAREL - 1.52%
     13,076       The Limited, Inc. .........................            230,791
                                                                     -----------
                  RETAIL-DRUGS - 0.56%
     16,174       Rite Aid Corporation* .....................             84,428
                                                                     -----------
                  RETAIL-GENERAL - 2.01%
      7,195       The Home Depot, Inc. ......................            305,788
                                                                     -----------
                  TELECOMMUNICATIONS - 4.90%
      6,443       Bellsouth Corporation .....................            270,348
      3,381       Centurytel, Inc. ..........................             97,440
      9,239       Global Crossing Ltd.* .....................            149,949
      4,752       SBC Communications, Inc. ..................            226,670
                                                                     -----------
                                                                         744,407
                                                                     -----------
                  TOBACCO - 2.10%
      6,621       Philip Morris Companies, Inc. .............            319,000
                                                                     -----------
                  TRANSPORTATION - 1.30%
      3,588       Union Pacific Corporation .................            197,125
                                                                     -----------
                  UTILITY-ELECTRIC - 3.85%
      6,694       Duke Energy Corporation ...................            272,780
      7,952       Edison International ......................            118,485
      7,147       SCANA Corporation .........................            194,470
                                                                     -----------
                                                                         585,735
                                                                     -----------

    SHARES                                                          MARKET VALUE
    ------                                                          ------------
                  PACKAGING - 1.22%
      5,474       Bemis Company, Inc. .......................        $   186,225
                                                                     -----------
                  UTILITY-GAS - 1.44%
      4,241       National Fuel Gas Company .................            219,684
                                                                     -----------
                  UTILITY-WATER - 1.39%
      7,601       American Water Works Company, Inc. ........            210,776
                                                                     -----------
                  TOTAL COMMON STOCK
                  (Cost $15,358,336) ........................         15,036,149
                                                                     -----------
                  CASH EQUIVALENTS - 0.93%
    141,092       Firstar Treasury Fund
                  (Cost $141,092) ...........................            141,092
                                                                     -----------
                  TOTAL INVESTMENTS
                  (Cost $15,499,428) ................  99.82%        $15,177,241
                  Other assets less liabilities .....   0.18%             27,276
                                                      -------        -----------
                  TOTAL NET ASSETS .................. 100.00%        $15,204,517
                                                      =======        ===========

(1) Federal Tax Information: At February 28, 2001, the net unrealized depreciation based on cost for Federal income tax purposes of $15,499,428 was as follows:

           Aggregate gross unrealized appreciation for
           all investments for which there was an excess
           of value over cost ...............................            $9,449
           Aggregate gross unrealized depreciation for
           all investments for which there was an excess
           of cost over value ...............................          (331,636)
                                                                     ----------
           Net unrealized depreciation ......................         ($322,187)
                                                                     ==========


* Non-income producing security.


                       See notes to financial statements.



                              THE MP 63 FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               February 28, 2001

ASSETS:
        Investments in securities, at value
                (cost $15,499,428) (Note 2) .................      $ 15,177,241
        Dividends and interest receivable ...................            29,989
        Receivable for fund shares sold .....................            67,813
        Prepaid expenses ....................................            18,396
                                                                   ------------
                Total Assets ................................        15,293,439
                                                                   ------------
LIABILITIES:
        Payable for fund shares repurchased .................            18,388
        Accrued advisory fee (Note 3) .......................            13,568
        Accrued directors' fees .............................             2,191
        Accrued expenses and other liabilities ..............            54,775
                                                                   ------------
                Total Liabilities ...........................            88,922
                                                                   ------------

                Net Assets ..................................      $ 15,204,517
                                                                   ============
NET ASSETS CONSIST OF:
        Capital stock, $.001 par value;
                1 billion shares authorized;
                1,535,982 shares outstanding ................      $ 15,592,837
        Undistributed net investment income (loss) ..........            24,253
        Accumulated net realized gain (loss) from
                investment transaction ......................           (90,386)
        Net unrealized appreciation
                (depreciation) on investments ...............          (322,187)
                                                                   ------------
        Net Assets ..........................................      $ 15,204,517
                                                                   ============
        Net asset value, offering and
                redemption price per share
                ($15,204,517/1,535,982) .....................      $       9.90
                                                                   ============


                       See notes to financial statements.







                              THE MP 63 FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the Year Ended February 28, 2001

INVESTMENT INCOME:
        Dividends ...........................................       $   276,988
        Interest ............................................             6,473
                                                                    -----------
        Total investment income .............................           283,461
                                                                    -----------
EXPENSES:
        Advisory fees (Note 3) ..............................            50,907
        Administration fees (Note 4) ........................            75,124
        Printing and postage expense ........................             7,785
        Registration fees ...................................            20,150
        Insurance expense ...................................             9,897
        Custody fees ........................................             9,346
        Legal fees ..........................................            20,138
        Audit fees ..........................................             6,795
        Directors fees ......................................             7,208
        Other expenses ......................................             2,372
                                                                    -----------
        Total expenses ......................................           209,722
        Less: advisory fees waived (Note 3) .................           (28,359)
                                                                    -----------
        Net expenses ........................................           181,363
                                                                    -----------
        Net investment income ...............................           102,098
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS: (Note 2)
        Net realized gain (loss) on
                investment transactions .....................           (99,928)
        Net change in unrealized
                appreciation (depreciation)
                on investments ..............................         1,591,869
                                                                    -----------
        Net realized and unrealized
                gain (loss) on investments ..................         1,491,941
                                                                    -----------
        Net increase (decrease) in net
                assets resulting from operations ............       $ 1,594,039
                                                                    ===========


                       See notes to financial statements.


                              THE MP 63 FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                      For the Year Ended February 28, 2001

                                                         For the        For the
                                                       Year Ended     Year Ended
                                                       February 28,  February 29,
                                                          2001          2000
                                                       ------------  ------------
OPERATIONS:
        Net investment income (loss) .............   $    102,098    $     91,079
        Net realized gain (loss) from
                investment transactions ..........        (99,928)         36,549
        Net change in unrealized appreciation
                (depreciation) on investments ....      1,591,869      (1,914,056)
                                                     ------------    ------------
        Net increase (decrease) in net assets
                resulting from operations ........      1,594,039      (1,786,428)
                                                     ------------    ------------
DIVIDEND AND DISTRIBUTIONS
TO SHAREHOLDERS FROM:
        Net investment income ....................       (114,911)        (54,014)
        Net realized gains on investments ........              0         (27,007)
                                                     ------------    ------------
        Total dividends and distributions
                to shareholders ..................       (114,911)        (81,021)
                                                     ------------    ------------
FUND SHARE TRANSACTIONS:
        Proceeds from fund shares sold ...........      3,179,420      14,990,839
        Dividends reinvested .....................        114,678          80,869
        Payments for fund shares redeemed
                (net of redemption fees of $25,845
                and $17,989, respectively) .......     (1,942,485)       (930,483)
                                                     ------------    ------------
        Net increase in net assets from fund
                share transactions ...............      1,351,613      14,141,225
                                                     ------------    ------------
        Net increase in net assets ...............      2,830,741      12,273,776
                                                     ------------    ------------
NET ASSETS:
        Beginning of Period ......................     12,373,776         100,000
                                                     ------------    ------------
        End of Period (including undistributed
                net investment income of
                $24,253 and $37,066,
                respectively) ....................   $ 15,204,517    $ 12,373,776
                                                     ============    ============



                              THE MP 63 FUND, INC.
                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                                         For the        For the
                                                        Year Ended    Year Ended
                                                        February 28,  February 29,
                                                           2001          2000

        Net asset value, beginning of period .....   $        8.81  $       10.00

Income (loss) from investment operations:
        Net investment income (loss) .............            0.07           0.08
        Net realized and unrealized
                gain (loss) on investments .......            1.10          (1.21)
                                                     -------------  -------------
        Total from investment operations .........            1.17          (1.13)
                                                     -------------  -------------

Less distributions:
        Dividends from net investment income .....           (0.08)         (0.04)
        Distributions from net realized gains ....            0.00          (0.02)
                                                     -------------  -------------
        Total dividends and distributions ........           (0.08)         (0.06)
                                                     -------------  -------------

Net asset value, end of period ...................   $        9.90  $        8.81
                                                     =============  =============
Total return .....................................           13.25%        (11.36)%

Ratios/Supplemental data
Net assets, end of period (in thousands) .........   $      15,205  $      12,374

Ratios to Average Net Assets:
Expenses (before reimbursement) ..................            1.44%          1.81%
Expenses (net of reimbursement) ..................            1.25%          1.15%
Net investment income
        (before reimbursement) ...................            0.51%          0.20%
Net investment income
        (net of reimbursement) ...................            0.70%          0.86%
Portfolio Turnover Rate ..........................            9.17%          0.97%




                       See notes to financial statements.

                              THE MP 63 FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION
         The MP 63 Fund (the "Fund"), is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors. The Fund's investment objective is to seek long-term capital appreciation for shareholders

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

         A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.
         B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
         C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
         D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
         E. USE OF ESTIMATES - The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets an liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISOR AGREEMENT
         The Fund has entered into an investment advisory agreement ("the Agreement") with The Moneypaper Advisor, Inc. ("Advisor"). Under this agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs. As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily and paid monthly based on a sliding scale ranging from 0.35% for the first $75 million of the Fund's average net assets, to .10% of average net assets in excess of $1 billion.
         The Advisor has voluntarily agreed to waive its advisory fee and to reimburse the Fund for other expenses so that total operating expenses of the Fund does not exceed an annual rate of 1.25% of average net assets. For the fiscal year ended February 28, 2001, the advisor waived $28,359 pursuant to the voluntary undertaking.

NOTE 4.  FUND ADMINISTRATOR AGREEMENT
         The Fund has an administrative agreement with American Data Services, Inc. ("ADS" or the "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. As compensation for the services rendered, the Fund pays the Administrator a fee accrued daily and paid monthly based on a sliding scale ranging from .35% for the first $75 million of average net assets, to .10% of average net assets in excess of $1 billion. The Fund also reimburses the Administrator for printing, postage, telephone costs and certain other out-of-pocket expenses.

NOTE 5. CAPITAL SHARE TRANSACTIONS
At February 28, 2001, there were 1 billion shares authorized at $.001 par value.

                                   For the year ended      For the year ended
                                    February 28, 2001       February 29, 2000
                                    -----------------       -----------------

        Shares sold ............         319,644               1,484,299
        Dividend reinvestment ..          11,287                   8,260
        Shares repurchased. ....        (198,758)                (98,750)
                                        --------               ---------
                                         132,173               1,393,809

NOTE 6.  INVESTMENT TRANSACTIONS
         Purchases and sales, excluding short-term securities, for the year ended February 28, 2001 aggregated $3,005,355 and $1,324,064, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of The MP63 Fund, Inc.

         We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc., including the schedule of investments in securities, as of February 28, 2001, and the related statements of operations for the year then ended and the changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc. at February 28, 2001, and the results of their operations, the changes in their net assets and financial highlights for the years indicated therein in conformity with generally accepted accounting principles.

MENDLOWITZ WEITSEN, LLP
East Brunswick, New Jersey
April 20, 2001

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